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     Supplement dated February 17, 2005 to Prospectus dated January 28, 2005


                    NOTICE REGARDING FURTHER CLOSING OF FUND



The HOW TO PURCHASE SHARES section that appears on pages 20-21 of the current prospectus is amended, in part, as follows (changes marked in italics):

BARON GROWTH FUND closed to new investors on September 12, 2003, to preserve the Adviser's ability to effectively manage the Fund. This closing does not affect other Baron Funds. If you are already a shareholder of BARON GROWTH FUND, you may continue to add to your investment in that Fund. In addition, the Fund will remain open to the following investors:

o        financial advisers with existing clients in Baron Growth Fund
o        clients of retirement plan providers or 529 plan providers
o        employees of the Adviser and their family members


EFFECTIVE MAY 1, 2005, TO FURTHER PRESERVE THE ADVISER'S ABILITY TO EFFECTIVELY MANAGE THE FUND, THE FUND WILL BE CLOSED TO NEW RETIREMENT PLANS. IF YOU ARE ALREADY A SHAREHOLDER OF BARON GROWTH FUND, YOU MAY CONTINUE TO ADD TO YOUR INVESTMENT IN THAT FUND. IN ADDITION, BARON GROWTH FUND WILL REMAIN OPEN ONLY TO THE FOLLOWING INVESTORS:

O    FINANCIAL ADVISERS WITH EXISTING CLIENTS IN BARON GROWTH FUND
O PARTICIPANTS IN RETIREMENT PLANS OR 529 PLANS THAT ALREADY OFFER BARON GROWTH FUND
O    EMPLOYEES OF THE ADVISER AND THEIR FAMILY MEMBERS



This information supplements the prospectus dated January 28, 2005. This supplement and the prospectus constitute a current prospectus. To request another copy of the prospectus, please call 1-800-992-2766 or visit our website at BaronFunds.com.